                         CONSENT OF INDEPENDENT AUDITORS







We consent to the use in Registration Statement No. 333-62526 on Form S-1, Post-Effective Amendment #1 of our report dated April 9, 2002, on our audit of the balance sheet of Commonwealth Income & Growth Fund, Inc. We also consent to the reference to our firm under the caption "Experts".







                                                   /s/ Fishbein & Company, P.C.
                                                   ----------------------------
                                                   FISHBEIN & COMPANY, P.C.




Elkins Park, Pennsylvania
October 22, 2002

                         CONSENT OF INDEPENDENT AUDITORS







We consent to the use in Registration Statement No. 333-62526 on Form S-1, Post-Effective Amendment #1 of our report dated April 9, 2002, on our audit of the consolidated financial statements of Commonwealth Capital Corp. and Subsidiaries. We also consent to the reference to our firm under the caption "Experts".






                                                   /s/ Fishbein & Company, P.C.
                                                   ----------------------------
                                                   FISHBEIN & COMPANY, P.C.




Elkins Park, Pennsylvania
October 22, 2002